Exhibit 10.1

EDEN BIOSCIENCE CORPORATION
2000 STOCK INCENTIVE PLAN

Stock Option Grant Notice

Eden Bioscience Corporation (the "Company") hereby grants to Participant an Option (the "Option") to purchase shares of the Company's Common Stock. The Option is subject to all the terms and conditions set forth in this Stock Option Grant Notice (this "Grant Notice") and in the Stock Option Agreement and the Company's 2000 Stock Incentive Plan (the "Plan"), which are attached to and incorporated into this Grant Notice in their entirety.

Participant:

Grant Date:

Vesting Commencement Date:

Number of Shares Subject to Option:

Exercise Price (per Share):

Option Expiration Date:	Date (subject to earlier termination in accordance with the terms of the Plan and the Stock Option Agreement)

Type of Option:

Vesting and Exercisability Schedule:

Additional Terms/Acknowledgement: The undersigned Participant acknowledges receipt of, and understands and agrees to, this Grant Notice, the Stock Option Agreement, the Plan and the Plan Summary. Participant further acknowledges that as of the Grant Date, this Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the Option and supersede all prior oral and written agreements on the subject.

EDEN BIOSCIENCE CORPORATION	PARTICIPANT

By:	Signature
Its:
Date:

Attachments:	Address:
1. Stock Option Agreement
2. 2000 Stock Incentive Plan

Taxpayer ID/Social Security #: